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_______________________________________________________________________________




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549



                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               FEBRUARY 28, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                          SABRE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       1-12175                75-2662240
       (STATE OR OTHER             (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                               IDENTIFICATION NO.)


                            4255 AMON CARTER BLVD.
                            FORT WORTH, TEXAS 76155
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 963-6400




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ITEM 9.  REGULATION FD DISCLOSURE.

        On February 28, 2001, Registrant will distribute "The Edge" to the public and the investment community. The Edge is a periodic newsletter for the investment community that is designed to provide updates regarding events and developments affecting the Registrant, as well as the Registrant's revenue and earnings outlook. The current edition of The Edge will be available on the "Investor Relations" section of Registrant's Web site at www.sabre.com beginning on February 28, 2001.

        This issue of The Edge addresses recent Internet business successes by the Registrant's subsidiaries; the launch of the Sabre-Registered Trademark- eMergo -TM- application service provider offering; the 2001 booking fee structure for the Sabre computer reservations system, and other news.

        This issue of The Edge also summarizes financial highlights for the fourth quarter 2000, discusses full year 2000 segment reporting, and gives management's financial outlook for the first quarter of 2001 and for the full year 2001.

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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SABRE HOLDINGS CORPORATION


                                        By: /s/ James F. Brashear
                                            -----------------------
                                        Name:   James F. Brashear
                                        Title:  Corporate Secretary

Date: February 28, 2001



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